Related party transactions	12 Months Ended
Dec. 31, 2015
Related party transactions

Note 10 Related party transactions

The Company had no related party transactions in 2014.

Our subsidiary Location Labs, Inc. entered into a contract with Telefónica, S.A. in May 2012. The contract has a term of 3 years and has been renewed for one year. During 2015, the Company recorded transactions with Telefónica, S.A. for an aggregate amount of $144. At December 31, 2015, the Company had a receivable of $57 from Telefónica, S.A. and its subsidiaries. Mr. Dunne, who is a Supervisory Board member with the Company and who is a member of the Telefónica, S.A. executive committee, is deemed not to have a direct or indirect material interest in the transactions, which have been carried out in the ordinary course of business. The contract terminated in 2016 and it was mutually agreed not to renew or extend it.